Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 22, 2007, among UNIVERSAL AMERICAN FINANCIAL CORP., a New York corporation (the “Borrower”), the Banks party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as the Administrative Agent for the Banks.

The Borrower, the Banks and the Administrative Agent are party to the Amended and Restated Credit Agreement dated as of January 18, 2007 (the “Credit Agreement”), and have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects.  Accordingly, for valuable and acknowledged consideration, the Borrower, the Banks and the Administrative Agent agree as follows:

1.             Terms and References.  Unless otherwise stated in this Amendment, (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to “Sections” are to the Credit Agreement’s sections.

2.             Amendment.   The definition of “Trust Preferred Securities” in Section 9 is amended to read in its entirety as follows:

“Trust Preferred Securities” shall mean (i) the Floating Rate Junior Subordinated Deferrable Interest Debentures issued by the Borrower pursuant to the Indenture dated as of December 4, 2002 (as amended, modified or supplemented from time to time), between the Borrower and State Street Bank and Trust Company of Connecticut, National Association, as trustee, and the guaranty executed in connection therewith, (ii) the Floating Rate Junior Subordinated Deferrable Interest Debentures issued by the Borrower pursuant to the Indenture dated as of March 27, 2003 (as amended, modified or supplemented from time to time), between the Borrower and Wells Fargo Bank, National Association, as trustee, and the guaranty executed in connection therewith, (iii) the Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures issued by the Borrower pursuant to the Indenture dated as of May 15, 2003 (as amended, modified or supplemented from time to time), between the Borrower and U.S. Bank National Association, as debenture trustee, and the guaranty executed in connection therewith, (iv) the Floating Rate Junior Subordinated Debt Securities issued by the Borrower pursuant to the Indenture dated as of May 22, 2003 (as amended, modified or supplemented from time to time), between the Borrower and the Wilmington Trust Company, as trustee, and the guaranty executed in connection therewith, (v) the Floating Rate Junior Subordinated Deferrable Interest Debentures issued by the Borrower pursuant to the Indenture dated as of October 29, 2003 (as amended, modified or supplemented from time to time), between the Borrower and U.S. Bank National Association, as debenture trustee, and the guaranty executed in connection therewith and (vi) any floating rate or fixed rate junior subordinated deferrable interest debentures in an aggregate amount up to $100,000,000 (minus the aggregate net cash proceeds in excess of $50,000,000 of any issuances on or after March 22, 2007 by the Borrower of its capital stock or other equity securities that is permitted by Section 7.15), issued by the Borrower on or after March 22, 2007 pursuant to an indenture and guaranty executed in connection therewith having terms (including subordination provisions, redemption or prepayment rights or obligations, tenor, deferral of interest rights, covenants and defaults) no less

First Amendment to Credit Agreement

favorable to the Banks than those set forth in the Trust Preferred Securities described in clause (i) preceding as such Trust Preferred Securities are in effect on May 28, 2004.

3.             Conditions Precedent to Effectiveness of Amendment.  This Amendment shall not be effective until the Administrative Agent receives: (a) counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors, the requisite Banks and the Administrative Agent; (b) payment of all expenses, including legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced to the Borrower on or prior to the date hereof; and (c) such other agreements, documents, instruments and items as the Administrative Agent may reasonably request, including, without limitation, documents evidencing the due authorization of the execution, delivery and performance by the Borrower and each of the Subsidiary Guarantors of this Amendment, the incumbency of the officer of the Borrower and each of the Subsidiary Guarantors executing this Amendment, and any other matters relevant thereto.

4.             Representations.  The Borrower represents and warrants to the Administrative Agent and the Banks as follows:  (a) the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action; (b) all representations and warranties made or deemed made by the Borrower in the Credit Documents are true and correct as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited by the Credit Agreement; and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

5.             Effect of Amendment.  This Amendment is a Credit Document.  Except as expressly modified and amended by this Amendment, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect.  If any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable.  The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.             Expenses.  The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents.

7.             Governing Law.  This Amendment shall be governed by and construed in accordance with and be governed by the laws of the State of New York, without regard to conflict of laws principles.

8.             Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

9.             ENTIRETY.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER CREDIT DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF.  THESE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE

CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

10.           Parties.  This Amendment binds and inures to the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Banks and their respective permitted successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Financial Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Banks party thereto.

UNIVERSAL AMERICAN FINANCIAL CORP., as the Borrower

By:		/s/ Robert A. Waegelein
	Name:	Robert A. Waegelein
	Title:	Executive Vice President &
Chief Financial Officer

BANK OF AMERICA, N.A., as a Bank and as the Administrative Agent

By:		/s/ Joseph L. Corah
	Name:	Joseph L. Corah
	Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

To induce the Administrative Agent and the Banks to enter into this Amendment, the undersigned consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, Subsidiary Guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Credit Documents, and (c) that this Amendment binds each of the undersigned and its successors and permitted assigns and inures to the benefit of the Administrative Agent, the Banks, and their respective successors and permitted assigns.

WORLDNET SERVICES CORP., as a Guarantor			HERITAGE HEALTH SYSTEMS OF TEXAS, INC., as a Guarantor

By:		/s/ Robert A. Waegelein	By:		/s/ Theodore M. Carpenter, Jr.
	Name:	Robert A. Waegelein		Name:	Theodore M. Carpenter, Jr.
	Title:	Chief Financial Officer		Title:	President

UNIVERSAL AMERICAN FINANCIAL SERVICES, INC., as a Guarantor			HHS TEXAS MANAGEMENT, INC., as a Guarantor

By:		/s/ Robert A. Waegelein	By:		/s/ Steven C. Holman
	Name:	Robert A. Waegelein		Name:	Steven C. Holman
	Title:	President		Title:	Secretary

QUINCY COVERAGE CORPORATION, as a Guarantor			CHCS SERVICES INC., as a Guarantor

By:		/s/ Robert A. Waegelein	By:		/s/ Robert A. Waegelein
	Name:	Robert A. Waegelein		Name:	Robert A. Waegelein
	Title:	President		Title:	Executive Vice President

HERITAGE HEALTH SYSTEMS, INC., as a Guarantor

By:		/s/ Steven C. Holman
	Name:	Steven C. Holman
	Title:	Assistant Secretary

Signature Page to First Amendment to Credit Agreement

PSO MANAGEMENT OF TEXAS, LLC, as a Guarantor			HHS TEXAS MANAGEMENT, L.P., as a Guarantor

			By:	HHS Texas Management, Inc., its
By:		/s/ Steven C. Holman		general partner
	Name:	Steven C. Holman
	Title:	Vice President
				By:		/s/ Steven C. Holman
					Name:	Steven C. Holman
					Title:	Secretary

Signature Page to First Amendment to Credit Agreement